Summary Prospectus – April 27, 2015

JNL/Eagle SmallCap Equity Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.97%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.77%
1 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Class B
1 year	3 years	5 years	10 years
$79	$246	$428	$954

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	46%

Period	Class B
1/1/2014 – 12/31/2014	46%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index ("Index").  As of December 30, 2014, the market capitalization of the Index ranged from $19 million to $7.28 billion.

The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.
•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 21.25%; Worst Quarter (ended 12/31/2008): -28.90%

Class B

Best Quarter (ended 6/30/2009): 21.33%; Worst Quarter (ended 12/31/2008): -28.83%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/Eagle SmallCap Equity Fund (Class A)	2.80%	15.15%	8.85%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/Eagle SmallCap Equity Fund (Class B)	3.04%	15.38%	9.07%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Eagle Asset Management, Inc.

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Bert L. Boksen	1996	Senior Vice President, Managing Director & Portfolio Manager
Eric Mintz	2008	Portfolio Co-Manager

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity or life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.